Skillz Reports 2024 Fourth Quarter and Full Year 2024 Results

LAS VEGAS, March 13, 2025-- Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today reported financial results for the fourth quarter and fiscal year ended December 31, 2024.

Fourth Quarter 2024 Financial Highlights:
•Revenue of $20.4 million
•Gross profit of $17.1 million
•Net loss of $26.4 million
•Adjusted EBITDA1 of $(18.5) million
•Paying monthly active users (PMAU)2 of 110,000
•Average Revenue Per Paying Monthly Active User (ARPPU)3 of $68.1
•Total operating expenses excluding cost of revenue of $43.2 million

Full Year 2024 Financial Highlights:
•Revenue of $95.5 million
•Gross profit of $82.1 million
•Net loss of $48.2 million
•Adjusted EBITDA1 of $(63.0) million
•Paying monthly active users (PMAU)2 of 118,000
•Average Revenue Per Paying Monthly Active User (ARPPU)3 of $68.7
•Total operating expenses excluding cost of revenue of $176.4 million
•Cash, cash equivalents and restricted cash of $281.9 million as of December 31, 2024
•Total outstanding debt of $129.7 million as of December 31, 2024

“Throughout 2024, we advanced our strategic initiatives to return to consistent top-line growth and positive Adjusted EBITDA,” said Andrew Paradise, Skillz’ CEO. “As part of our focus on our new product and content pipeline, we recently announced a $75 million developer accelerator program to drive and deliver the best game innovation and expand the offerings on our platform. We are encouraged by our recent performance with paying monthly active users improving sequentially each month from November 2024 through February 2025. With further execution on our four key pillars, we believe our unique platform and strong balance sheet can generate significant shareholder returns.”

Gaetano Franceschi, Skillz’ CFO, added, “Our efforts to return Skillz to profitable revenue growth and positive Adjusted EBITDA include a focus on operating expense management balanced with targeted investments to drive growth. We ended 2024 with cash, cash equivalents and restricted cash of $282 million, which provides us with the flexibility to continue investing in key initiatives that we expect will create value for our shareholders.”

1. Adjusted EBITDA is a non-GAAP metric; for a reconciliation of each measure against its most comparable GAAP metric, please see the section titled “Use of Non-GAAP Financial Measures” in this press release.
2. “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.
3. “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

Investor Conference Call
Skillz will host a live conference call at 4:30 p.m. ET today. To access the call, please register using the following link: https://www.netroadshow.com/events/login?show=204d9fc3&confId=77995. After registering, an email will be sent, including dial-in details and a unique conference call access code and PIN required to join the live call. Access to the live audio webcast of the discussion in listen-only mode will also be available at investors.skillz.com

A replay of the webcast will be archived on the Company’s investor relations website. An audio replay of the conference call will be available through Thursday, March 20, 2025, and can be accessed by dialing (866) 813-9403 (US) or (929) 458-6194 (international) and entering the passcode 575328.

About Skillz Inc.
Skillz is the leading mobile games platform dedicated to bringing out the best in everyone through competition. The Skillz platform helps developers create multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual eSports tournaments for millions of mobile players worldwide, with the goal of building the home of competition for all. Skillz has earned recognition as one of Fast Company’s Best Workplaces for Innovators, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, Fast Company’s Most Innovative Companies, and the number-one fastest-growing company in America on the Inc. 5000. www.skillz.com

Use of Non-GAAP Financial Measures
In this press release, the Company includes Adjusted EBITDA, which is a non-GAAP performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Non-GAAP operating expense is also included in this press release, which is a non-GAAP financial measure. The Company’s management believes non-GAAP operating expense is useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing operating performance and identifying operating trends in its business. The Company uses non-GAAP operating expense internally to facilitate period-to-period comparisons and analysis in order to make operating decisions. As required by the rules of the SEC, the Company has provided herein a reconciliation of Adjusted EBITDA and non-GAAP operating expense to the most directly comparable measures under GAAP. Adjusted EBITDA and non-GAAP operating expense are not intended to be substitutes for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled financial measures of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net loss before interest income or expense, net; (benefit) or provision for income taxes; depreciation and amortization, and other income or expense, net; as further adjusted for stock-based compensation and other special items determined by management, which may include, but are not limited to, change in fair value of common stock warrant liabilities, acquisition-related expenses, impairment charges, loss contingency accruals, restructuring charges and one-time nonrecurring expenses. The Company defines and calculates non-GAAP operating expense as GAAP operating expense adjusted for stock-based compensation and other special items determined by management, which may include, but are not limited to acquisition-related expenses for transaction costs, certain loss contingency accruals and restructuring charges, as they are not indicative of business operations.

The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis as it is unable to provide a meaningful calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various items that would impact the most directly comparable forward-looking U.S. GAAP financial measures that have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted. Forward-looking non-GAAP financial measures provided without the most directly comparable U.S. GAAP financial measures may vary materially from the corresponding U.S. GAAP financial measures.

Preliminary Results and 10-K Extension

The Company is in the process of completing its financial statements and other disclosures for the fiscal year ended December 31, 2024. As a result, the Company may file an extension for the filing of our Annual Report on Form 10-K for the year ended December 31, 2024. Accordingly, we are announcing preliminary results for the year, which are based on currently available information and are subject to revision as management completes its internal review. Actual results may differ from these preliminary financial results and other financial information due to the completion of our internal procedures, the audit of our financial statements, final adjustments and other developments that may arise between now and the time the results are finalized. Further disclosure may be included in the Form 12b-25 filed with the Securities and Exchange Commission.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: sustain profitability if Skillz’ revenue continues to decline; effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers who develop and update the games hosted on Skillz’ platform; drive brand awareness with end users; issues in the development and use of artificial intelligence and machine learning; invest in growth and development of employees; comply with laws, regulations and expectations applicable to its business, including with respect to cybersecurity and corporate governance matters; mitigate the commercial, reputational and regulatory risks to our business; remediate during fiscal year 2025 certain non- fully remediated material weaknesses in our internal controls over financial reporting. Additional factors that may cause such differences include other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts:
Investors: ir@skillz.com
or
James Leahy, Richard Land
JCIR
(212) 835-8500 or sklz@jcir.com

Media: press@skillz.com

Skillz Inc.
Consolidated Statements of Operations and Comprehensive Loss
(Unaudited)
(in thousands, except for number of shares and per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Revenue	$20,372	$31,104	$95,466	$152,079
Costs and expenses:
Cost of revenue	3,234	3,455	13,405	15,379
Research and development	3,560	3,391	17,198	28,148
Sales and marketing	19,118	23,346	80,255	122,855
General and administrative	20,541	18,575	78,961	96,654
Gain from litigation settlement	—	—	(46,000)	—
Impairment of goodwill and long-lived assets	—	2,880	—	3,335
Total costs and expenses	46,453	51,647	143,819	266,371
Loss from operations	(26,081)	(20,543)	(48,353)	(114,292)
Gain on extinguishment of debt	—	—	—	15,205
Interest income (expense), net	(390)	4,634	298	(2,852)
Change in fair value of common stock warrant liabilities	—	—	11	278
Other income (expense), net	(48)	441	(126)	540
Loss before income taxes	(26,519)	(15,468)	(48,170)	(101,121)
Provision (benefit) for income taxes	(81)	46	61	239
Net loss	$(26,438)	$(15,514)	$(48,231)	$(101,360)
Net loss per share attributable to common stockholders:
Basic and diluted	$(1.50)	$(0.74)	$(2.70)	$(4.85)
Weighted average common shares outstanding:
Basic and diluted	17,614,974	20,883,293	17,845,771	20,893,085

Other comprehensive income:
Change in unrealized gain on available-for-sale investments, net of tax	—	30	7	1,556
Total other comprehensive income	—	30	7	1,556
Total comprehensive loss	$(26,438)	$(15,484)	$(48,224)	$(99,804)

Skillz Inc.
Consolidated Balance Sheets
(Unaudited)
(in thousands, except for number of shares and par value per share amounts)

	December 31,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$271,923	$302,028
Restricted cash	10,000	10,000
Accounts receivable, net	4,890	5,942
Prepaid expenses and other current assets	7,592	6,721
Total current assets	294,405	324,691
Property and equipment, net	15,937	14,549
Operating lease right-of-use assets, net	308	—
Marketable securities, non-current	—	1,125
Non-marketable equity securities	52,768	52,768
Other non-current assets	755	2,693
Total assets	$364,173	$395,826
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,797	$1,712
Operating lease liabilities, current	1,544	1,364
Other current liabilities	45,912	46,782
Total current liabilities	57,253	49,858
Operating lease liabilities, non-current	9,338	10,573
Common stock warrant liabilities, non-current	—	11
Long-term debt, net of current portion	125,654	123,935
Other non-current liabilities	333	960
Total liabilities	192,578	185,337
Stockholders’ equity:
Preferred stock $0.0001 par value; 10 million shares authorized — 0 issued and outstanding as of December 31, 2024 and 2023	—	—
Common stock 0.0001 par value; 31.3 million shares authorized; Class A common stock – 25.0 million shares authorized; 18.7 million and 18.1 million shares issued; 13.3 million and 15.8 million shares outstanding as of December 31, 2024 and 2023, respectively; Class B common stock - 6.3 million shares authorized; 3.4 million shares issued and outstanding as of December 31, 2024 and 2023, respectively	1	1
Treasury shares, at cost, 5.4 million and 2.3 million shares as of December 31, 2024 and 2023, respectively	(32,349)	(13,000)
Additional paid-in capital	1,226,642	1,197,963
Accumulated other comprehensive loss	—	(7)
Accumulated deficit	(1,022,699)	(974,468)
Total stockholders’ equity	171,595	210,489
Total liabilities and stockholders’ equity	$364,173	$395,826

Skillz Inc.
Consolidated Statement of Cash Flows
(Unaudited)
(in thousands)

	Twelve Months Ended December 31,
	2024	2023
Operating Activities
Net loss	$(48,231)	$(101,360)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,568	1,961
Stock-based compensation	30,087	43,692
Gain on extinguishment of debt	—	(15,205)
Accretion of unamortized debt discount and amortization of debt issuance costs	1,719	2,214
Amortization of premium for marketable securities	—	890
Impairment charges	—	3,336
Change in fair value of common stock warrant liabilities	(11)	(278)
Other, net	—	17
Changes in operating assets and liabilities:
Accounts receivable, net	1,052	1,235
Prepaid expenses and other assets	1,067	(1,840)
Accounts payable	8,085	16
Operating lease liabilities	(1,730)	(2,138)
Other accruals and liabilities	(799)	(4,298)
Net cash used in operating activities	(7,193)	(71,758)
Investing Activities
Purchases of property and equipment, including internal-use software	(2,757)	(13,236)
Investment in loan receivable	—	(2,000)
Purchases of marketable securities	(5)	—
Proceeds from sales of marketable securities	1,137	57,553
Proceeds from maturities of marketable securities	—	125,984
Net cash (used in) provided by investing activities	(1,625)	168,301
Financing Activities
Principal payments on finance leases obligations	(502)	(1,096)
Payments for extinguishment of debt	—	(135,855)
Repurchase of common stock	(19,349)	(13,000)
Net proceeds from exercise of stock options and issuance of common stock	(1,436)	—
Net cash used in financing activities	$(21,287)	$(149,951)
Net change in cash, cash equivalents and restricted cash	(30,105)	(53,408)
Cash, cash equivalents and restricted cash – beginning of year	312,028	365,436
Cash, cash equivalents and restricted cash – end of year	$281,923	$312,028

Skillz Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(Unaudited)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Net loss	$(26,438)	$(15,514)	$(48,231)	$(101,360)
Interest income (expense), net	390	(4,634)	(298)	2,852
Stock-based compensation	7,193	10,254	30,087	43,692
Change in fair value of common stock warrant liabilities	—	—	(11)	(278)
Provision (benefit) for income taxes	(81)	46	61	239
Depreciation and amortization	380	104	1,568	1,961
Gain on extinguishment of debt	—	—	—	(15,205)
Other (income) expense, net	48	(441)	(126)	(540)
Impairment charges(1)	—	2,880	—	3,335
Gain from litigation settlement(2)	—	—	(46,000)	—
Loss contingency accrual(3)	—	—	—	(3,524)
Adjusted EBITDA	$(18,508)	$(7,305)	$(62,950)	$(68,828)
(1) For the three and twelve months ended December 31, 2023 amount includes recorded impairment of goodwill and long-lived assets.
(2) For the twelve months ended December 31, 2024, amount includes gain on litigation settlement with AviaGames.
(3) For the twelve months ended December 31, 2023, amount represents the settlement that occurred in 2024 of a litigation matter relating to a former employee.

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(Unaudited)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Research and development	$3,560	$3,391	$17,198	$28,148
Less: stock-based compensation	(202)	(428)	(853)	(4,010)
Non-GAAP research and development	$3,358	$2,963	$16,345	$24,138

Sales and marketing	$19,118	$23,346	$80,255	$122,855
Less: stock-based compensation	(1,582)	(2,004)	(6,467)	(8,481)
Non-GAAP sales and marketing	$17,536	$21,342	$73,788	$114,374

General and administrative	$20,541	$18,575	$78,961	$96,654
Less: stock-based compensation	(5,347)	(7,818)	(22,718)	(31,208)
Non-GAAP general and administrative	$15,194	$10,757	$56,243	$65,446

Skillz Inc.
Supplemental Financial Information
(Unaudited)
(in millions, except ARPU and ARPPU)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Gross marketplace volume (“GMV”) (000s)(1)	$127,079	$189,573	$608,248	$963,580
Paying monthly active users (“PMAUs”) (000s)(2)	110	137	118	179
Monthly active users (“MAUs”) (000s)(3)	753	896	816	1,045
Average GMV per paying monthly active user(4)	385.1	461.2	429.6	448.8
Average GMV per monthly active user(5)	56.3	70.5	62.1	76.9
Average revenue per paying monthly active user (“ARPPU”)(6)	68.1	73.3	68.7	70.0
Average revenue per monthly active user (“ARPU”)(7)	9.9	10.8	10.0	11.9
Paying MAU to MAU ratio	15%	15%	14%	17%
Average end-user incentives, included as sales and marketing expense, per paying active user(8)	25.98	31.51	26.88	30.09
Average end-user incentives, included as sales and marketing expense, per playing active user(9)	3.80	4.83	3.89	5.15

(1) “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’ platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.
(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(3) “Monthly Active Users” or “MAUs” means the number of playing end-users who entered into a paid or free contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(4) “Average GMV Per Paying Monthly Active User” means the average GMV in a given month divided by Paying MAUs in that month, averaged over the period.
(5) “Average GMV Per Monthly Active User” means the average GMV in a given month divided by MAUs in that month, averaged over the period.
(6) “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(7) “Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(8) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by PMAUs in that month, averaged over the period.
(9) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by MAUs in that month, averaged over the period.